                                                                    Exhibit 10.2
                             PRA INTERNATIONAL, INC.

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                        AND CERTAIN OTHER LOAN DOCUMENTS

            This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CERTAIN OTHER LOAN DOCUMENTS (this "AMENDMENT") is dated as of May 17, 2004 and entered into by and among PRA International, Inc., a Delaware corporation ("COMPANY"), PRA Holdings, Inc., a Delaware corporation ("HOLDINGS"), PRA Sub, Inc., a Delaware corporation ("PRA SUB"), the Subsidiary Guarantors listed on the signature pages hereof, the financial institutions listed on the signature pages hereof and Wells Fargo Bank, National Association, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to (i) that certain Amended and Restated Credit Agreement dated as of December 23, 2003 (the "CREDIT AGREEMENT"), by and among Company, the financial institutions from time to time party thereto ("LENDERS"), Co-Lead Arranger and Syndication Agent, Co-Documentation Agents and Administrative Agent, (ii) that certain Amended and Restated Holdings Pledge Agreement dated as of December 23, 2003 (the "HOLDINGS PLEDGE AGREEMENT"), executed by Holdings, PRA Sub and Administrative Agent, and
(iii) that certain Amended and Restated Security Agreement dated as of December 23, 2003 (the "SECURITY AGREEMENT"), executed by Company, Subsidiary Guarantors and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company and Lenders desire to amend the Credit Agreement and certain other Loan Documents (i) to allow Company to enter into certain foreign credit facilities to be secured under the Collateral Documents, and (ii) to make certain other amendments as set forth below; and

            WHEREAS, on the date hereof, Wells Fargo Bank, National Association is assigning $2,500,000 of its outstanding Tranche A Term Loan to CIBC, Inc.; Wachovia Bank, National Association is assigning $1,250,000 of its outstanding Tranche A Term Loan and $1,250,000 of its outstanding Tranche B Term Loan to CIBC, Inc.; CIBC, Inc. is making a Tranche A Term Loan in the amount of $1,666,667, a Tranche B Term Loan in the amount of $3,333,333 and a Revolving Loan Commitment in the amount of $5,000,000; and the aggregate Revolving Loan Commitment is being reduced to $23,750,000;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1   AMENDMENTS TO SECTION 1: DEFINITIONS

            Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "CANADIAN CREDIT AGREEMENT" means that certain Credit Facility Agreement dated as of May 17, 2004 by and between Pharmaceutical Research Associates International, Inc. and Canadian Imperial Bank of Commerce, as lender, as such agreement may be amended, supplemented, or otherwise modified from time to time.

            "CANADIAN SUBSIDIARY GUARANTORS" means Pharmaceutical Research Associates Inc. and Pharm Research Associates RX, Inc.

            "FIRST AMENDMENT EFFECTIVE DATE" means the effective date of that certain First Amendment to Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of May 17, 2004 and entered into by and among Company, Holdings, PRA Sub, the Subsidiary Guarantors listed on the signature pages thereof, the financial institutions listed on the signature pages thereof and Administrative Agent.

            "FOREIGN BORROWERS" means Pharmaceutical Research Associates International, Inc. and the U.K. Borrowers.

            "FOREIGN FACILITIES GUARANTY" means that certain Foreign Facilities Guaranty dated as of May 17, 2004 by Holdings, PRA Sub, Company, and Subsidiary Guarantors, as such agreement may be amended, supplemented, or otherwise modified from time to time.

            "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of May 17, 2004 by and among Administrative Agent, Wachovia Bank, National Association, acting through its London branch, in its capacity as lender under the U.K. Credit Agreement, and Canadian Imperial Bank of Commerce, in its capacity as lender under the Canadian Credit Agreement, as such agreement may be amended, supplemented, or otherwise modified from time to time.

            "U.K. BORROWERS" means, collectively, Pharmaceutical Research Associates, GMBH and Pharm Research Associates (UK) Limited.

            "U.K. CREDIT AGREEMENT" means that certain Multi-Currency Revolving Cash Advance, Letter of Credit and Sterling Overdraft Facilities Agreement dated May 17, 2004 by and among Pharmaceutical Research Associates, GMBH and Pharm Research Associates (U.K.) Limited, as co-borrowers, and Wachovia Bank, National

      Association, acting through its London branch, as lender, as such agreement may be amended, supplemented, or otherwise modified from time to time.

1.2   AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

            A. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting the following therefor:

            "Canadian Imperial Bank of Commerce agrees to lend to Company on the First Amendment Effective Date, a Tranche A Term Loan in amount equal to $1,666,667. The amount of each Lender's Tranche A Term Loan Commitment as of the First Amendment Effective Date is set forth opposite its name on
      Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments as of the First Amendment Effective Date is $20,666,667; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B."

            B. Subsection 2.1A(ii) of the Credit Agreement is hereby amended by deleting the third sentence thereof and substituting the following therefor:

            "Canadian Imperial Bank of Commerce agrees to lend to Company on the First Amendment Effective Date, a Tranche B Term Loan in amount equal to $3,333,333. The amount of each Lender's Tranche B Term Loan Commitment as of the First Amendment Effective Date is set forth opposite its name on
      Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments as of the First Amendment Effective Date is $43,133,333; provided that the Tranche B Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B."

            C. Subsection 2.1A(iii) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting the following therefor:

            "The original amount of each Revolving Lender's Revolving Loan Commitment as of the First Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments as of the First Amendment Effective Date is $23,750,000; provided that the Revolving Loan Commitment of Revolving Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4."

            D. Subsection 2.4A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "A. SCHEDULED PAYMENTS OF TERM LOANS.

            (i) Scheduled Payments of Tranche A Term Loans. Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

                               Scheduled
Date                           Repayment
----                           ---------
March 31, 2004                $        0
June 30, 2004                 $   42,735
September 30, 2004            $  542,735
December 31, 2004             $  542,735
March 31, 2005                $  814,103
June 30, 2005                 $  814,103
September 30, 2005            $  814,103
December 31, 2005             $  814,103
March 31, 2006                $1,356,838
June 30, 2006                 $1,356,838
September 30, 2006            $1,356,838
December 31, 2006             $1,356,838
March 31, 2007                $1,356,838
June 30, 2007                 $1,356,838
September 30, 2007            $1,356,838
December 31, 2007             $1,356,838
March 31, 2008                $1,356,838
June 30, 2008                 $1,356,838
September 30, 2008            $1,356,838
December 23, 2008             $1,356,838

      ; provided that the scheduled installments of principal of the Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than December 23, 2008, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

            (ii) Scheduled Payments of Tranche B Term Loans. Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                             Scheduled
Date                         Repayment
----                         ---------
March 31, 2004             $         0
June 30, 2004              $     8,354
September 30, 2004         $   108,354
December 31, 2004          $   108,354
March 31, 2005             $   108,354
June 30, 2005              $   108,354
September 30, 2005         $   108,354
December 31, 2005          $   108,354
March 31, 2006             $   108,354
June 30, 2006              $   108,354
September 30, 2006         $   108,354
December 31, 2006          $   108,354
March 31, 2007             $   108,354
June 30, 2007              $   108,354
September 30, 2007         $   108,354
December 31, 2007          $   108,354
March 31, 2008             $   108,354
June 30, 2008              $   108,354
September 30, 2008         $   108,354
December 31, 2008          $   108,354
March 31, 2009             $10,293,651
June 30, 2009              $10,293,651
September 30, 2009         $10,293,651
December 23, 2009          $10,293,651

      ; provided that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than December 23, 2009, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans."

            E. Subsections 2.4B(iii)(a), (b), (c) and (d) of the Credit Agreement are hereby amended by inserting the word "Domestic" before the words "Subsidiary" and "Subsidiaries" each time they appear therein.

1.3   AMENDMENTS TO SECTION 6: COMPANY'S AFFIRMATIVE COVENANTS

            A. Subsection 6.10 of the Credit Agreement is hereby amended by deleting the phrase "At all times after the date that is 90 days after the Closing Date" contained therein and substituting the following therefor:

            "At all times after the date that is 20 days after the First Amendment Effective Date (or such later date as agreed by Administrative Agent in it sole discretion)"

            B. Subsection 6.11 of the Credit Agreement is hereby amended by deleting the phrase "From and after the date that is 90 days after the Closing Date" contained therein and substituting the following therefor:

            "From and after the date that is 60 days after the First Amendment Effective Date (or such later date as agreed by Administrative Agent in it sole discretion)"

            C. Subsection 6.13B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "B. "Within 90 days of the First Amendment Effective Date or such later date agreed by Administrative Agent in its sole discretion,

            (i) Company shall, and shall cause each of its Domestic Subsidiaries to, execute and deliver to Administrative Agent one or more Foreign Pledge Agreements with respect to 65% of the Capital Stock owned by Company or a Domestic Subsidiary of all Foreign Subsidiaries organized under the laws of Canada and the United Kingdom with respect to which Administrative Agent deems a Foreign Pledge Agreement necessary or advisable to perfect or otherwise protect the First Priority Liens granted to Administrative Agent on behalf of Lenders in such Capital Stock, and take all such other actions under the laws of such jurisdictions as Administrative Agent may deem necessary or advisable to perfect or otherwise protect such Liens; provided, however, that no action shall be required to be taken by any Loan Party with respect to the Capital Stock of any Foreign Subsidiary pursuant to this subsection in the event that Company and Administrative Agent agree in good faith that the pledge of such Capital Stock would result in an unreasonable tax liability to any Loan Party or would otherwise be unduly costly or impracticable; provided further, that Lenders and Administrative Agent acknowledge that no Foreign Pledge Agreements or other actions shall be deemed necessary or advisable in respect of pledged Capital Stock owned as of the First Amendment Effective Date by Company or a Domestic Subsidiary of any Foreign Subsidiary organized under the laws of France, Germany or Spain; and

            (ii) Company shall, and shall cause each of its Subsidiaries to, deliver to Administrative Agent an original executed intercompany note of any and all Foreign Subsidiaries with Indebtedness to any Loan Party in favor of all Loan Parties, duly endorsed in a manner satisfactory to Administrative Agent."

1.4   AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

            A. Subsection 7.1 of the Credit Agreement is hereby amended by deleting the word "and" after subsection 7.1(x), by deleting the period after subsection 7.1(xi) and replacing such period with a semicolon, by renumbering subsection 7.1(xii) as 7.1(xiv) and by adding new subsections 7.1(xii) and 7.1(xiii) as follows:

            "(xii) Pharmaceutical Research Associates International, Inc. may become and remain liable with respect to Indebtedness under the Canadian Credit Agreement in an aggregate principal amount not to exceed $3,000,000 (as such amount is permitted to increase under the Canadian Credit Agreement as a result of currency fluctuations) and Holdings, PRA Sub, Company, the Subsidiary Guarantors and the Canadian Subsidiary Guarantors may become and remain liable with respect to such Indebtedness in the form of the Liens granted by such Loan Parties to secure the obligations of Pharmaceutical Research Associates International, Inc. thereunder;

            (xiii) U.K. Borrowers may become and remain liable with respect to Indebtedness under the U.K. Credit Agreement in an aggregate principal amount not to exceed $6,250,000 (as such amount is permitted to increase under the U.K. Credit Agreement as a result of currency fluctuations) and Holdings, PRA Sub, Company and the Subsidiary Guarantors may become and remain liable with respect to such Indebtedness in the form of the Liens granted by such Loan Parties to secure the obligations of U.K. Borrowers thereunder; and"

            B. Subsection 7.2A(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Liens on assets of Foreign Subsidiaries securing Indebtedness permitted under subsections 7.1(v) and 7.1(xii); and"

            C. Subsections 7.2C and 7.2D of the Credit Agreement are hereby amended by deleting the phrase "subsection 7.1(v)" each time it appears therein and substituting the phrase "subsections 7.1(v), (xii) and
      (xiii)" therefor.

            D. Subsection 7.3(x) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            (i) "Company and its Subsidiaries may acquire by purchase or otherwise all or substantially all of the business, property or fixed assets of, or Capital Stock of, any Person or any division or line of business of any Person (each a "PERMITTED ACQUISITION"); provided that either (a) (1) such Person, division or line of business is engaged in the businesses engaged in by Company and its Subsidiaries on the Closing Date or similar or related businesses, (2) Consolidated EBITDA of such Person, division or line of business (calculated in accordance with the definition thereof with respect to such Person, division or line of business) shall be positive for the most recently completed twelve-month period and Company shall have delivered to Administrative Agent financial statements with respect to such Person, division or line of business with respect to such twelve-month period in form and substance reasonably satisfactory to Administrative Agent, (3) the aggregate amount of all consideration payable by or on behalf of Company or any of its Subsidiaries in connection with all proposed Permitted Acquisitions in Cash, property, services, notes, bonds, debentures or other debt instruments, together with the aggregate principal amount of all Indebtedness assumed or Contingent Obligations incurred by Company or any of its Subsidiaries in connection with such Permitted Acquisitions, shall not exceed $10,000,000 in any Fiscal Year, and (4) Company shall have delivered a Compliance Certificate to Administrative Agent demonstrating that, after giving effect to such proposed Permitted Acquisition, Company shall be in compliance with the requirements of subsection 7.6, or (b) prior to such acquisition, Requisite Lenders have specifically consented in writing to the terms of such acquisition;"

            E. Subsection 7.4 of the Credit Agreement is hereby amended by deleting the word "and" after subsection 7.4(v), by deleting the period after subsection 7.4(vi) and replacing such period with the phrase "; and", and by adding a new subsection 7.4(vii) at the end thereof as follows:

            "(vii) Holdings, PRA Sub, Company, and Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations in respect of the Foreign Facilities Guaranty and Contingent Obligations in the form of Liens securing Indebtedness under the Canadian Credit Agreement and the U.K. Credit Agreement."

            F. Subsection 7.9 of the Credit Agreement is hereby amended by deleting the word "and" after clause (v) and adding the following before the period at the end of clause (vi) thereof:

            ", and (vii) Indebtedness permitted under subsections 7.1(xii) and
      (xiii) and Contingent Obligations permitted under subsection 7.4(vii)"

1.5   AMENDMENTS TO SECTION 9: ADMINISTRATIVE AGENT

            The first paragraph of subsection 9.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party, to be the agent for and representative of Lenders under each Guaranty and to enter into and be the agent for and representative of Lenders under the Intercreditor Agreement and each Lender agrees to be bound by the terms of each Collateral Document, each Guaranty and the Intercreditor Agreement; provided that

      Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty or the Intercreditor Agreement or
      (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented, (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the Capital Stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented or (c) subordinate the Liens of Administrative Agent, on behalf of Lenders, to any Liens permitted by subsection 7.2; provided that, in the case of a sale of such item of Collateral or stock referred to in subdivision (a) or (b), the requirements of subsection 10.14 are satisfied. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale."

1.6   SUBSTITUTION OF SCHEDULE

            Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new
Schedule 2.1 in the form of Schedule 2.1 to this Amendment.

1.7   LIMITED WAIVER

            Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 6.10, 6.11 and 6.13 of the Credit Agreement for the period from and including March 23, 2004 to and including May 17, 2004. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 6.10, 6.11 and 6.13 of the Credit Agreement in the manner and to the extent described above, and nothing herein shall be deemed to constitute a waiver of compliance by Company with respect to (i) subsections 6.10, 6.11 and 6.13 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

                  SECTION 2. AMENDMENTS TO THE AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT

2.1   AMENDMENTS TO SECTION 2: SECURITY FOR OBLIGATIONS

            Section 2 of the Holdings Pledge Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

      " SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral pledged by each Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of any Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty and the Foreign Facilities Guaranty, in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, any Foreign Borrower or any other Pledgor, would accrue on such obligations, whether or not a claim is allowed against Company or any other Pledgor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement (all such obligations of such Pledgor being the "SECURED OBLIGATIONS")."

2.2   AMENDMENTS TO SECTION 16: SECURED PARTY AS AGENT

            Subsection 16(a) of the Holdings Pledge Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "(a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 hereof in accordance with the instructions of (i) Requisite Lenders, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments and after payment in full of all obligations under the Canadian Credit Agreement and under the U.K. Credit Agreement, the cancellation or expiration of all letters of credit and letters of guarantee issued under the Canadian Credit Agreement and letters of credit and guarantees issued under the U.K. Credit Agreement and all bankers' acceptances issued under the Canadian Credit Agreement and the termination of the commitments under the Canadian Credit Agreement and under the U.K. Credit Agreement, the holders of a majority of (A) the aggregate notional amount under all Lender Interest Rate Agreements (including Lender Interest Rate Agreements that have been terminated) or
      (B) if all Lender Interest Rate Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 16(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 16(a)."

2.3   GENERAL AMENDMENTS

            On and after the First Amendment Effective Date, (a) each reference in the Holdings Pledge Agreement to "Secured Party" shall mean Wells Fargo Bank, National Association as agent for and representative of (i) the Lenders party to the Credit Agreement, (ii) any Interest Rate Exchangers (as defined in the Holdings Pledge Agreement), (iii) Canadian Imperial Bank of Commerce, as the lender under the Canadian Credit Agreement and (iv) Wachovia Bank, National Association, acting through its London branch, as the lender under the U.K. Credit Agreement; (b) each reference in the Holdings Pledge Agreement to "Requisite Lenders" shall mean Requisite Facilities Lenders (as such term is defined in the Intercreditor Agreement); and (c) each reference in the Holdings Pledge Agreement to "Lenders" (except in the preliminary statements thereto) shall mean Lenders, U.K. Lender (as such term is defined in the Intercreditor Agreement) and Canadian Lender (as such term is defined in the Intercreditor Agreement).

            SECTION 3. AMENDMENTS TO THE AMENDED AND RESTATED SECURITY AGREEMENT

3.1   AMENDMENTS TO SECTION 2: SECURITY FOR OBLIGATIONS

            Section 2 of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

      "SECTION 2. SECURITY FOR OBLIGATIONS.

                  This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
      Code), of all Secured Obligations of such Grantor. "SECURED OBLIGATIONS" means:

                  (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement, the other Loan Documents, any Lender Interest Rate Agreement and the Foreign Facilities Guaranty, and

                  (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty and the Foreign Facilities Guaranty;

      in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, any Foreign Borrower or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement."

3.2   AMENDMENTS TO SECTION 20: SECURED PARTY AS AGENT

            The first paragraph of Section 20 of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments and after payment in full of all obligations under the Canadian Credit Agreement and under the U.K. Credit Agreement, the cancellation or expiration of all letter of guarantee and letters of credit issued under the Canadian Credit Agreement and letters of credit and guarantees issued under the U.K. Credit Agreement and all bankers' acceptances issued under the Canadian Credit Agreement and the termination of the commitments under the Canadian Credit Agreement and under the U.K. Credit Agreement, the holders of a majority of (A) the aggregate notional amount under all Lender Interest Rate Agreements (including Lender Interest Rate Agreements that have been terminated) or (B) if all Lender Interest Rate Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 20, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 20."

3.3   GENERAL AMENDMENTS

            On and after the First Amendment Effective Date, (a) each reference in the Security Agreement to "Secured Party" shall mean Wells Fargo Bank, National Association as agent for and representative of (i) the Lenders party to the Credit Agreement, (ii) any Interest Rate Exchangers (as defined in the Security Agreement), (iii) Canadian Imperial Bank of Commerce, as the lender under the Canadian Credit Agreement and (iv) Wachovia Bank, National Association, acting through its London branch, as the lender under the U.K. Credit Agreement; (b) each reference in the Security Agreement to "Requisite Lenders" shall mean Requisite Facilities Lenders (as such term is defined in the Intercreditor Agreement); and (c) each reference in the Security Agreement to "Lenders" (except in the preliminary statements thereto) shall mean Lenders, U.K. Lender (as such term is defined in the Intercreditor Agreement) and Canadian Lender (as such term is defined in the Intercreditor Agreement).

            SECTION 4. CONDITIONS TO EFFECTIVENESS

            Sections 1, 2, and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

            A. On or before the First Amendment Effective Date, each Loan Party shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                  1. Certified copies of its Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of its state of incorporation, each dated a recent date prior to the First Amendment Effective Date;

                  2. A certificate, dated as of the First Amendment Effective Date, of its corporate secretary or an assistant secretary, certifying that there have been no changes in its Bylaws from the form of Bylaws previously delivered to Lenders;

                  3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and approving and authorizing the execution, delivery and payment of the Notes, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  4. Signature and incumbency certificates of its officers executing this Amendment and the Notes delivered hereunder; and

                  5. Executed copies of this Amendment and any Notes requested by any of the Lenders.

            B. On or before the First Amendment Effective Date, Administrative Agent shall have received executed counterparts of this Amendment from Supermajority Lenders and each Lender increasing its Commitments.

            SECTION 5. COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. CORPORATE POWER AND AUTHORITY. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, the Holdings Pledge Agreement and the Security Agreement, in each case as amended by this Amendment (the "AMENDED AGREEMENTS").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party, as the case may be.

            C. NO CONFLICT. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders, Canadian Lender and U.K. Lender), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and each of the Amended Agreements are the legally valid and binding obligations of each Loan Party party thereto, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

            SECTION 6. ACKNOWLEDGEMENT AND CONSENT

            Each Loan Party hereby acknowledges and agrees that any of the Guaranties and Collateral Documents (each, a "CREDIT SUPPORT DOCUMENT") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, except in each case to the extent expressly modified hereby. Each Loan Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Loan Party (other than Company) acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

            The parties hereby acknowledge that Pharm. Research Associates, Inc., a Delaware corporation ("PHARM") has been dissolved and agree that Pharm has been or is hereby released as a party from each Loan Document to which it was a party, including, without limitation, the Subsidiary Guaranty and the Security Agreement.

            SECTION 7. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement, the Security Agreement and the Holdings Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, the Security Agreement or the Holdings Pledge Agreement, as the case may be, and each reference in the other Loan Documents to the "Credit Agreement", "Security Agreement", "Holdings Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Security Agreement or the Holdings Pledge Agreement, as the case may be, shall mean and be a reference to the corresponding Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all reasonable, out-of-pocket costs, fees and expenses as described in subsection
10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company, each other Loan Party, Supermajority Lenders and each Lender increasing its Commitment and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                PRA INTERNATIONAL, INC.

                                By:    /s/ PATRICK K DONNELLY
                                       -------------------------------------
                                Name:  Patrick K Donnelly
                                       -------------------------------------
                                Title: President and Chief Executive Officer
                                       -------------------------------------

AGREED:

PRA HOLDINGS, INC.

By:    /s/ PATRICK K DONNELLY
       -------------------------------------
Name:  Patrick K Donnelly
       -------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

PRA SUB, INC.

By:    /s/ PATRICK K DONNELLY
       -------------------------------------
Name:  Patrick K Donnelly
       -------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

PHARMACEUTICAL RESEARCH ASSOCIATES, INC.

By:    /s/ PATRICK K DONNELLY
       -------------------------------------
Name:  Patrick K Donnelly
       -------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

INTERNATIONAL MEDICAL TECHNICAL CONSULTANTS, INC.

By:    /s/ PATRICK K DONNELLY
       -------------------------------------
Name:  Patrick K Donnelly
       -------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

MFH, INC.

By:    /s/ PATRICK K DONNELLY
       -------------------------------------
Name:  Patrick K Donnelly
       -------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION,
                                        individually and as Administrative Agent

                                        By: /s/ JOHN HUKART
                                           ---------------------------------
                                        Name:   John Hukart
                                              ------------------------------

                                        Title:  Vice President
                                              ------------------------------

                                        BNP PARIBAS,
                                        as a Lender

                                        By: /s/ ERIC TOIZER
                                           -----------------------------------
                                        Name: Eric Toizer
                                             ---------------------------------
                                        Title: Managing Director
                                              --------------------------------

                                        and

                                        By: /s/ SUSAN BOWES
                                           -----------------------------------
                                        Name: Susan Bowes
                                             ---------------------------------
                                        Title: Director
                                              --------------------------------

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION,
                                        as a Lender


                                        By: /s/ STEVE J. WARNER
                                           -----------------------------------
                                        Name: Steve J. Warner
                                             ---------------------------------
                                        Title: Duly Authorized Signatory
                                              --------------------------------

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION,
                                        as a Lender


                                        By: /s/ MONICA SEVILA
                                           -----------------------------------
                                        Name: Monica Sevila
                                             ---------------------------------
                                        Title: Vice President
                                              --------------------------------

                                        CIBC, INC.,
                                        as a Lender


                                        By: /s/ DOMINIC J. SORRESSO
                                           -----------------------------------
                                        Name: Dominic J. Sorresso
                                             ---------------------------------
                                        Title: Executive Director
                                              --------------------------------
                                        CIBC World Markets Corp., as Agent

                                  SCHEDULE 2.1

                    LENDERS' COMMITMENTS AND PRO RATA SHARES

                  Tranche A        Pro Rata Share          Tranche B         Pro Rata Share       US Revolving       Pro Rata Share
                  Term Loan        (re: Tranche A          Term Loan         (re: Tranche B         Loan              (re: US Rev.
Lender           Commitment          Term Loans)           Commitment          Term Loans)         Commitment            Loans)
Wells
Fargo
Bank,
National
Association   $      294,117.66      1.423149948%      $   20,777,941.18      48.171424672%    $   3,676,470.58      15.479876126%

Wachovia
Bank,
National
Association   $    8,250,000.00     39.919354839%      $    3,725,000.00      8.636012365%     $   6,250,000.00      26.315789474%

BNP
Paribas       $    3,352,941.17     16.223908897%      $    7,023,529.41      16.283298483%    $   4,411,764.71      18.575851411%

General
Electric
Capital
Corporation   $    3,352,941.17     16.223908897%      $    7,023,529.41      16.283298483%    $   4,411,764.71      18.575851411%

CIBC,
Inc.          $    5,416,666.67     26.209677419%      $    4,583,333.33      10.625965997%    $   5,000,000.00      21.052631579%
                 --------------     --------------          ------------      -------------       -------------      --------------
Total         $   20,666,666.67              100%      $   43,133,333.33               100%    $  23,750,000.00               100%

                                  Schedule 2.1